October 29, 2020 Q3 2020 Earnings Presentation Exhibit 99.2

Key Takeaways From Our Presentation Q3 RESULTS DRIVE IMPROVED 2020 OUTLOOK Favorable to guidance on all production, capital & operating costs FREE CASH FLOW GROWTH ACCELERATES Cost discipline and efficiency gains expand margins BALANCE SHEET CONTINUES TO STRENGTHEN Free cash flow generation and Barnett closing bolsters cash balance CASH-RETURN BUSINESS MODEL BUILDING MOMENTUM $100 million special dividend paid in conjunction with Barnett closing TRANSFORMATIONAL MERGER OF EQUALS WITH WPX Creates a leading U.S. producer & builds a dominant Delaware position #1 #2 #3 #4 #5

Devon & WPX – Strategic Merger of Equals BUILDS DOMINANT DELAWARE BASIN POSITION (400,000 net acres in the economic core of the play) ACCRETIVE ON ALL RELEVANT FINANCIAL METRICS (Combines the best capabilities of both organizations) CREATES VALUE THROUGH COST SYNERGIES (Expect $575 million in annual savings by year-end 2021) MAINTAINS STRONG BALANCE SHEET & LIQUIDITY (~$5 billion of liquidity and minimal near-term debt maturities) ACCELERATES CASH-RETURN BUSINESS MODEL (Merger enhances free cash flow generating capabilities) POWDER RIVER BASIN ANADARKO BASIN EAGLE FORD DELAWARE BASIN WILLISTON BASIN EXPECTED CLOSING Q1 2021 + WPX ASSETS DEVON ASSETS

Our Disciplined Cash-Return Business Model

"Devon's CASH-RETURN business model is designed to moderate growth, optimize capital efficiencies and prioritize cash returns to shareholders. These principles will position Devon to be a PROMINENT and CONSISTENT builder of economic value through the cycle."



Dave Hager
President & CEO

PROGRESSIVE GROWTH STRATEGY	▪ DISCIPLINED OIL GROWTH targets: up to 5% annually ▪ Growing margins through operational & corporate cost reductions
REDUCED REINVESTMENT RATES	▪ Targeting reinvestment rates of 70%-80% of operating cash flow ▪ Disciplined returns-driven strategy to generate higher FREE CASH FLOW
MAINTAIN LOW LEVERAGE	▪ Targeting net debt-to-EBITDAX ratio: ~1.0x ▪ Strong liquidity & hedging provide substantial MARGIN OF SAFETY
PRIORITIZE CASH RETURNS	▪ Deploying free cash flow to dividends, debt reduction & buybacks ▪ Implementing a "FIXED PLUS VARIABLE" dividend strategy
PURSUE ESG EXCELLENCE	▪ Committed to delivering top-tier ESG performance ▪ ESG initiatives incorporated into COMPENSATION structure

| Q3 2020 Earnings Presentation 4

Committed to Top-Tier ESG Performance ENVIRONMENT SOCIAL & SAFETY GOVERNANCE achieved methane intensity target of 0.28% in 2019 Lowered GHG emissions intensity rate 19% year over year Increased water recycling ~300% over the past three years Provided STEM resources across our communities, impacting 17,000 students Safety & incident rate performance consistently above industry average Progressive actions and practices in place to advance inclusion & diversity ESG incorporated into compensation structure (including safety & emissions metrics) board-level oversight of ESG goal-setting, performance & outreach Committed to diverse, independent, experienced and highly-skilled board − David Harris, EVP, Exploration and Production “At Devon we are providing energy the world needs, and we take pride in doing so reliably and responsibly. Among other achievements, I’m most proud of our significant reduction in greenhouse gas emissions.” 2020 Sustainability Report NOW AVAILABLE Find the full report complete with metrics and in-depth stories on our website

Approach to the Current Environment Evaluate select growth projects Limit reinvestment: up to 5% growth GREATER THAN $45 $40-$45 $40 Invest at maintenance capital levels Protect liquidity & financial strength Fund fixed quarterly dividend Prioritize free cash flow growth Variable dividend payout expands Improve financial strength WTI PRICE ASSUMES $2.75 HENRY HUB 1 2 3 4 TOP PRIORITIES IN CURRENT MARKET Protect financial strength Maintain base production Generate free cash flow Fund fixed quarterly dividend 1 2 3 4 LESS THAN (1) (1) Variable dividend policy effective upon closing of the WPX transaction in 2021.

Q3 2020 – Executing on Our Disciplined Strategy Capital spending results 3% below midpoint guidance Cost discipline enhances operating cash flow (Q3: $427 million) Generated $223 million of free cash flow in third quarter Liquidity & financial strength improves with Barnett sale Key Messages G&A EXPENSES LOE & GP&T EXPENSES OIL PRODUCTION $7.49 per BOE RESILIENT PRODUCTION $75 million OPERATIONAL IMPROVEMENTS IMPROVING COST STRUCTURE 6 MBOD ABOVE GUIDANCE 8% BELOW GUIDANCE 30% YEAR-OVER-YEAR 146 MBOD RAISING 2020 OUTLOOK SEE PAGE 11 FOR DETAILS

Delaware Basin – Our Capital-Efficient Growth Engine

HIGH-MARGIN GROWTH

22% ↑

YEAR OVER YEAR PRODUCTION (MBOED)


127
155
Q3 2019
Q3 2020
Oil
NGL
Gas

WOLFCAMP PROGRAM HEADLINES Q3 RESULTS


POTATO BASIN
PROLIFIC Q3 WELL RESULTS
3,900 BOED/WELL AVG. IP30(1)
LIGHT-OIL MIX: >65%
TODD
Eddy
WOLFCAMP & BONE SPRING CO-DEVELOPMENT IN TODD
Belloq (9,800' laterals)
5 Wolfcamp & Bone Spring wells
Avg. IP30: 3,300 BOED/well
COTTON DRAW
RECORD RESULT(2)
SUCCESSFUL 3-MILE WOLFCAMP DEVELOPMENT
Cobra (15,300' laterals)
2 Wolfcamp wells
Avg. IP30: 7,300 BOED/well
Lea
THISTLE/GAUCHO
HIGH-IMPACT DEVELOPMENT ACTIVITY
Bell Lake (9,900' laterals)
7 Wolfcamp wells
Avg. IP30: 3,300 BOED/well
Key Q3 2020 Projects
New Mexico
RATTLESNAKE

▶ **SUSTAINABLE RESOURCE OPPORTUNITY**
>200,000 NET ACRES WITH STACKED PAY

▶ **DEVELOPMENT EFFICIENCIES**
CONTINUE TO ACCELERATE (pg. 9)

(1) Represents the 14 wells that reached 30-day peak rates in Q3. (2) Represents Devon's most productive operated Wolfcamp wells to-date and the longest wells drilled in the basin by measured depth.

| Q3 2020 Earnings Presentation 8

Delaware Basin – Operating Efficiencies Accelerate

Drilling and completion efficiencies accelerate

Drilling and completion costs per lateral foot (all formations)[1]



$940
$846
$664
$560
40%
IMPROVEMENT
SINCE 2018
2018
2019
1H 2020
Q3 2020

- RECORD-SETTING capital efficiency achieved in Q3
  - Repetition gains & improvements in all operational phases
  - Continuous advances in wellbore design
  - Enhanced seismic modeling and geosteering
  - Planning efforts reduce non-productive downtime

Operating scale driving per-unit costs lower

LOE & GP&T expense ($/BOE)



$7.63
$6.39
$6.38
$5.68
26%
IMPROVEMENT
SINCE 2018
2018
2019
1H 2020
Q3 2020

- Delivering SUSTAINABLE savings across all cost categories
  - Optimized water infrastructure drives savings
  - Nearly all oil volumes gathered on pipe (avoids trucking)
  - Controllable downtime reduced 12% YTD vs. 2019
  - Procurement improvements driving incremental savings

(1) Excludes allocation of facility costs.

| Q3 2020 Earnings Presentation 9

Delaware – Development Projects Advancing on Plan POTATO BASIN TODD COTTON DRAW THISTLE/GAUCHO RATTLESNAKE Eddy Lea New Mexico DELAWARE BASIN UPCOMING ACTIVITY Activity transitioning to Wolfcamp formation % of Delaware Basin drilling activity 24% 45% 70% 2018 2019 2020e VanMar 2.0 4 Bone Spring wells online in late Q3 Blue Krait 7 Wolfcamp wells Purrito 5 Bone Spring wells online in late Q3 Papas Fritas 8 Wolfcamp & Bone Spring wells online in late Q3 Mustang 4 Bone Spring wells Q3-2020a Q4-2020e Q1-2021e Q2-2021e Completion VanMar 2.0 (4 Bone Spring wells) Completion Purrito (5 Bone Spring wells) Mustang (4 Bone Spring wells) Completion Completion Papas Fritas (8 wells in the Wolfcamp & Bone Spring) Production Production Blue Krait (7 Wolfcamp wells) Completion Production Al-Mal (6 Bone Spring wells) Completion Production Projects brought online in late Q3 that will achieve peak rates in Q4 2020. Production Production High-confidence projects to drive strong Q4 production Upcoming developments 1 2 3 4 5 6 5 Cobber 10 Wolfcamp wells Al-Mal 6 Bone Spring wells Cobber (10 Wolfcamp wells) Drilling Production 7 Completion 6 1 4 2 7 3

Strong Execution Driving Improved 2020 Outlook

	Updated 2020 Guidance	Improved Outlook	vs. Revised Budget [1]	Key Messages
Oil production	152 – 154 (MBOD)	✓	5,500 BOD Improvement	▪ Raising 2020 OIL OUTLOOK for 2nd consecutive quarter ▪ Driven by Delaware well productivity & base production results
E&P capital	$950 – $990 ($ in millions)	✓	$30 Million Improvement	▪ Driven by improvements in Delaware Basin COSTS & CYCLE TIMES ▪ Expect to bring online ~25 wells in Q4 2020
LOE & GP&T	$7.70 – $7.75 (per BOE)	✓	$0.50 Per BOE Improvement	▪ Higher volumes & procurement savings drive improved outlook ▪ On track to achieve $125 million of run-rate savings by year-end
G&A	$320 – $330 ($ in millions)	✓	$35 Million Improvement	▪ Actions to streamline organization drive sustainable savings ▪ Expect annual run-rate to REACH $250 MILLION by year-end
Federal permits	~650 [2] (approved permits)	✓	+100 Permits vs. Q2 disclosure	▪ Represents 4+ YEARS OF INVENTORY at current activity levels ▪ ~80% of approved federal permits reside in Delaware Basin

(1) Represents Devon's revised budget issued in May 2020 due to the impact of COVID-19 on market conditions. (2) Approved federal drilling permits expected by year-end 2020.

| Q3 2020 Earnings Presentation

11

Strategic Asset Sales Accelerate Value Creation



CANADIAN HEAVY OIL
(COMPLETED EXIT FROM CANADA)
Proceeds: CAD $3.8 billion
Closed: Q2 2019
CLOSED
BARNETT SHALE
(POTENTIAL FOR CONTINGENT PAYMENTS)
Proceeds: $490 million
Closed: Oct. 1 2020
CLOSED
ENLINK MIDSTREAM
(DIVESTED CONTROLLING INTEREST)
Proceeds: $3.125 billion
Closed: Q3 2018
CLOSED

- **Strategic** transactions ENHANCE competitive position
- **Barnett Shale** divestiture closed on Oct. 1
  - Potential for $260 million of CONTINGENT PAYMENTS
  - Contingent payments over 4 years (beginning in 2021)
  - Earned & paid annually (beginning at $2.75 HH & $50 WTI)
- **Canadian Heavy Oil** monetized for $3.8 billion (CAD)
  - High-cost assets not competitive with U.S. portfolio
  - Removed political, egress & PRICING UNCERTAINTY
  - Accretive multiple: sold for >10x cash flow
- **Exited EnLink Midstream** interests for $3.125 billion
  - Streamlined organizational focus to core E&P business
  - REMOVED ~$4 billion of consolidated debt
  - Accretive multiple: sold for 12x cash flow

| Q3 2020 Earnings Presentation 12

Operations Scaled to Generate Free Cash Flow Successfully navigating challenging market conditions ($ in billions) $1.0 B $3.5 B $1.6 B $0.6 B UPSTREAM REVENUES DIVEST PROCEEDS $0.2 B SPECIAL DIVIDEND PAID ON OCT. 1 WITH BARNETT CLOSING Includes $490 million net proceeds from the Barnett divestiture ($170 million deposit received in Q2 and $320 million at closing on Oct.1) Excess cash flow represents free cash flow, including Barnett divestiture, less dividends paid. (2) raised fixed quarterly dividend 22% to $0.11/share in 2020 Paid $100 million special dividend on Oct. 1st implementing “fixed + variable” dividend strategy in 2021 rewarding shareholders with cash returns $0.1 B $0.9 B (1) 2020e Cash Inflows 2020e Free Cash Flow 2020e Excess Cash Flow (1)

Free Cash Flow Priorities VARIABLE DIVIDEND STRATEGY EFFECTIVE UPON CLOSE OF WPX TRANSACTION IN 2021 STEP 1: VARIABLE DIVIDEND CALCULATION Operating Cash Flow (GAAP) − Cash Capital Expenditures (GAAP) Free Cash Flow − Fixed Quarterly Dividend Excess Free Cash Flow × Up to 50% Variable Dividend STEP 2: PAID QUARTERLY IF BELOW CRITERIA MET Cash Balance: >$500 million Strong Balance Sheet & Leverage Ratios Constructive Commodity Price Outlook FIXED DIVIDEND Paid quarterly at $0.11 per share Target payout: up to 10% of cash flow VARIABLE DIVIDEND Calculated on a quarterly basis (effective in 2021) Up to 50% of excess free cash flow DEBT REDUCTION PROGRAM Net debt-to-EBITDAX target : ~1.0x Targeting $1.5 billion reduction by year-end 2021 SHARE REPURCHASES Potential for opportunistic share repurchases

Our Advantaged Capital Structure

Strong liquidity with no near-term debt maturities

Outstanding debt maturities ($MM)



$4,900
SIGNIFICANT FINANCIAL STRENGTH
✓ Excellent liquidity ($4.9 billion)
✓ No near-term debt maturities
✓ $1.5B DEBT REDUCTION PROGRAM
CREDIT FACILITY $3,000
CASH $1,900
>5 YEARS UNTIL INITIAL MATURITY (DUE 12/15/2025)
$485
$73
$675
$366
$1,250
$750
$750
Liquidity (as of 9/30/20)
2025
2027
2031
2032
2041
2042
2045

Notes: Liquidity does not include $320 million of Barnett proceeds received on Oct. 1 2020. $2.8 billion of the credit facility matures in Oct. 2024, with the balance maturing in Oct. 2023.

Balance sheet strength provides competitive advantage

Net debt to 2020e EBITDAX(1)



6.0x
4.0x
2.0x
0.0x
ADVANTAGED POSITION VS. PEERS
TOP-QUARTILE LEVERAGE PROFILE
PEER AVERAGE
Industry Peers

(1) Net debt and EBITDAX are non-GAAP measures. Non-GAAP reconciliations are provided in Q3 earnings release materials.
Source: DVN & FactSet

| Q3 2020 Earnings Presentation 15

Why Own the Go-Forward Devon? PREMIER MULTI-BASIN PORTFOLIO DISCIPLINED RETURNS-DRIVEN STRATEGY DELIVERING TOP-TIER OPERATING RESULTS SIGNIFICANT FINANCIAL STRENGTH & LIQUIDITY COMMITTED TO RETURNING CASH TO SHAREHOLDERS

Devon and WPX Merger Appendix NYSE: DVNdevonenergy.com NYSE: WPXwpxenergy.com

Devon & WPX – Transaction Overview Transaction value: ~$12 billion (enterprise value) All-stock, merger of equals transaction Exchange ratio: 0.5165 shares of Devon for each share of WPX Pro forma equity ownership: 57% Devon and 43% WPX Combined company headquartered in Oklahoma City Dave Hager to serve as executive Chairman of the board Rick Muncrief to serve as President and CEO Board of Directors: 7 Devon and 5 WPX Unanimously approved by Devon and WPX Boards of Directors Transaction subject to the approval of Devon and WPX shareholders Subject to regulatory approvals and other customary closing conditions Expected closing in Q1 2021 APPROVALS & TIMING LEADERSHIP & GOVERNANCE TRANSACTION STRUCTURE

Transaction is Accretive in Year-One ACCRETION TO SHAREHOLDERS OPERATING CASH FLOW ACCRETIVE TO CREDIT METRICS & LOWERS COST OF CAPITAL FREE CASH FLOW GENERATION 5%-10% >2x IMPROVES MAINTENANCE CAPITAL BREAKEVEN $33 WTI PRO FORMA FOR YEAR-ONE SYNERGIES See slides 21 & 22 for financial modeling assumptions Note: Assumes $40 WTI & $2.75 Henry Hub. Figures assume cost savings are fully realized at the beginning of 2021 and maintenance capital of $1.7 billion. FUNDED AT IMPROVEMENT IMPROVEMENT significant financial benefits for shareholders

Builds a Dominant Delaware Basin Position COMBINED DELAWARE BASIN ACREAGE POSITION New Mexico Texas Eddy Lea Loving Ward Reeves Reeves STACKED PAY RESOURCE 400,000 NET SURFACE ACRES MULTI-DECADE INVENTORY OPPORTUNITY World-class oil resource opportunity Stacked-pay position across 400,000 net acres Acreage in economic core of the play Multi-decade inventory opportunity Diversified acreage optimizes capital allocation Highly-economic results across acreage footprint Only ~35% of leasehold on federal land Multi-year inventory of federal permits in hand Enhanced scale to drive operating efficiencies Optimizes supply chain and capital allocation Valuable midstream infrastructure drives cost savings DELAWARE PRODUCTION PROFILE 60% COMPANY OF TOTAL

Capturing $575 Million in Annual Cost Savings Combination to drive cost synergies by year-end 2021 Annual cost savings expected by year-end 2021 ($MM) All-In Costs $300 Savings $575 MM Total Savings MERGER SYNERGIES $275 MILLION IMPROVEMENTS DEVON LEGACY PLAN $300 MILLION UNDERWAY $75 $100 $75 $100 $125 (ANNOUNCED IN Q2 2020) $2 BILLION OVER THE NEXT 5 YEARS PV-10 OF COST SAVINGS Netback Improvements $100 Financing Costs Post Devon Legacy Plan Year-End 2021 Annual Run-Rate (1) Represents all expenses and capital expenditures. (2) Includes both field-level operating cost and marketing synergies. (1) (2) + > + Q2 2020 Run-Rate Expected To Be Completed By YE 2021

Positioned for Attractive Free Cash Flow Yields

Operations scaled to lower breakeven funding

2021e pro forma maintenance capital assumptions [1]

OIL PRODUCTION 2020e EXIT-RATE — **>280** MBOD

YEAR-END 2020e UNCOMPLETED WELL INVENTORY — **~130** DUCS

2021e MAINTENANCE CAPITAL — **$1.7 B** [2] **NO** DUC DRAWDOWN

MAINTENANCE CAPITAL FUNDING LEVEL — **$33** WTI PRICE

Free cash flow at maintenance capital

2021e pro forma free cash flow sensitivities



$33 WTI
BREAKEVEN PRICING SCENARIO
8%
FREE CASH FLOW YIELD
19%
FREE CASH FLOW YIELD
30%
FREE CASH FLOW YIELD
32%
24%
16%
8%
0%
Free Cash Flow Yield
$2.0
$1.5
$1.0
$0.5
$0.0
Free Cash Flow ($B)
$40 WTI
$50 WTI
$60 WTI
Free Cash Flow Yield
Free Cash Flow

(1) Maintenance capital is defined as investment required to keep oil production flat on an annualized basis.
(2) Assumes D&C synergies are fully realized at the beginning of 2021.

Note: Free cash flow represents 2021e operating cash flow less maintenance capital requirements of $1.7 billion. Assumes $2.75 Henry Hub & Mt. Belvieu is 35% of WTI. Calculation also assumes all cost savings & synergies are fully realized at the beginning of 2021. Share price as of 10/23/2020.

| Q3 2020 Earnings Presentation 22

A Proven Team Committed to Value Creation Dave Hager Executive Chairman Rick Muncrief President & CEO Jeff Ritenour EVP & Chief Financial Officer Clay Gaspar EVP & Chief Operating Officer David Harris EVP & Chief Corporate Development Officer Dennis Cameron EVP & General Counsel Tana Cashion SVP of Human Resources

Q3 2020 Results Appendix

Q3 2020 - ASSET DETAIL DEVON DELAWARE POWDER RIVER EAGLE FORD ANADARKO OTHER PRODUCTION Oil (MBbl/d) 146 77 21 22 19 7 NGL (MBbl/d) 83 38 3 11 30 1 Gas (MMcf/d) 580 239 23 73 242 3 Total (MBoe/d) 326 155 28 46 89 8 ASSET MARGIN (per Boe) Realized price $22.60 $24.00 $29.83 $22.78 $16.81 $34.15 Lease operating expenses ($3.32) ($3.00) ($5.41) ($2.47) ($2.16) ($19.92) Gathering, processing & transportation ($4.17) ($2.68) ($2.30) ($4.73) ($7.39) ($0.51) Production & property taxes ($1.52) ($1.80) ($3.49) ($0.92) ($0.54) ($3.62) Field-level cash margin $13.59 $16.52 $18.63 $14.66 $6.72 $10.10 CAPITAL INVESTMENT ($MM) Operated capital $192 $179 $11 $1 $1 – Non-operated capital $3 – – – – $3 Total capital investment $195 $179 $11 $1 $1 $3 . CAPITAL ACTIVITY Operated development rigs (avg.) 9 9 – – – – Operated frac crews (avg.) 3 3 – – – – Gross operated spuds 35 35 – – – – Gross operated wells tied-in 41 32(1) 9 – – – Net operated wells tied-in 30 23 7 – – – Average lateral length (based on wells tied-in) 9,900’ 9,900’ 9,800’ – – – Q3 2020 – Asset-Level Modeling Stats For additional modeling stats and guidance see our Q3 earnings release tables Includes all wells brought online during the quarter, of which 14 reached 30-day peak rates.

Q3 2020 – Key Asset Highlights

MULTI-BASIN PORTFOLIO DELIVERING STRONG RESULTS

POWDER RIVER
- Production increased 9% year-over-year to 28 MBOED
- Per-unit operating costs IMPROVED 20% vs. year-ago quarter
- 3-well Niobrara spacing test flowing back
- Minimal leasehold obligations provides capital flexibility

EAGLE FORD
- Per-unit operating costs improved 27% vs. year-ago quarter
- Deferring capital activity for remainder of 2020 due to low prices
- Uncompleted well inventory: 22 wells (at 9/30/20)
- Partner expected to RESTART capital activity in early 2021

ANADARKO BASIN
- Base production efforts mitigate declines vs. Q2
- Evaluating COMMENCEMENT of Dow drilling program in early 2021
- $100 million Dow drilling carry to enhance returns
- Dow to fund ~65% of capital on 133 undrilled locations

SEE KEY MODELING DETAILS FOR ADDITIONAL INFORMATION (PAGE 25)



| Q3 2020 Earnings Presentation 26

Investor Contacts & Notices Additional Information and Where To Find It In connection with the proposed merger (the “Proposed Transaction”) of Devon Energy Corporation (“Devon”) and WPX Energy, Inc. (“WPX”), Devon will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Devon’s common stock to be issued in connection with the Proposed Transaction. The registration statement will include a document that serves as a prospectus of Devon and a proxy statement of each of Devon and WPX (the “joint proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF DEVON AND WPX ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DEVON, WPX, THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive joint proxy statement/prospectus will be sent to the stockholders of each of Devon and WPX when it becomes available. Investor Notices Investors and security holders will be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other documents containing important information about Devon and WPX free of charge from the SEC’s website when it becomes available. The documents filed by Devon with the SEC may be obtained free of charge at Devon’s website at www.devonenergy.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Devon by requesting them by mail at Devon, Attn: Investor Relations, 333 West Sheridan Ave, Oklahoma City, OK 73102. The documents filed by WPX with the SEC may be obtained free of charge at WPX’s website at www.wpxenergy.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from WPX by requesting them by mail at WPX, Attn: Investor Relations, P.O. Box 21810, Tulsa, OK 74102. Participants in the Solicitation Devon, WPX and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Devon’s and WPX’s stockholders with respect to the Proposed Transaction. Information about Devon’s directors and executive officers is available in Devon’s Annual Report on Form 10-K for the 2019 fiscal year filed with the SEC on February 19, 2020, and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on April 22, 2020. Information about WPX’s directors and executive officers is available in WPX’s Annual Report on Form 10-K for the 2019 fiscal year filed with the SEC on February 28, 2020 and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on March 31, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Stockholders, potential investors and other readers should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Use of Non-GAAP Information This presentation may include non-GAAP (generally accepted accounting principles) financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Devon’s third-quarter 2020 earnings materials and Form 10-Q filed with the SEC. Investor Relations Contacts Scott CoodyChris Carr VP, Investor RelationsManager, Investor Relations 405-552-4735405-228-2496 Email: investor.relations@dvn.com

Forward-Looking Statements Forward-Looking Statements This communication includes “forward-looking statements” as defined by the SEC. Such statements include those concerning strategic plans, Devon’s and WPX’s expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases such as “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that Devon or WPX expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Devon’s and WPX’s control. Consequently, actual future results could differ materially from Devon’s and WPX’s expectations due to a number of factors, including, but not limited to: the risk that Devon’s and WPX’s businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate, including the risk of new restrictions with respect to hydraulic fracturing or other development activities on Devon’s or WPX’s federal acreage or their other assets; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the risk that Devon or WPX may be unable to obtain governmental and regulatory approvals required for the Proposed Transaction, or that required governmental and regulatory approvals may delay the Proposed Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Proposed Transaction or cause the parties to abandon the Proposed Transaction; the risk that a condition to closing of the Proposed Transaction may not be satisfied; the length of time necessary to consummate the Proposed Transaction, which may be longer than anticipated for various reasons; potential liability resulting from pending or future litigation; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the Proposed Transaction on relationships with customers, suppliers, competitors, management and other employees; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the volatility of oil, gas and natural gas liquids (NGL) prices; uncertainties inherent in estimating oil, gas and NGL reserves; the impact of reduced demand for our products and products made from them due to governmental and societal actions taken in response to the COVID-19 pandemic; the uncertainties, costs and risks involved in Devon’s and WPX’s operations, including as a result of employee misconduct; natural disasters, pandemics, epidemics (including COVID-19 and any escalation or worsening thereof) or other public health conditions; counterparty credit risks; risks relating to Devon’s and WPX’s indebtedness; risks related to Devon’s and WPX’s hedging activities; competition for assets, materials, people and capital; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to environmental matters; cyberattack risks; Devon’s and WPX’s limited control over third parties who operate some of their respective oil and gas properties; midstream capacity constraints and potential interruptions in production; the extent to which insurance covers any losses Devon or WPX may experience; risks related to investors attempting to effect change; general domestic and international economic and political conditions, including the impact of COVID-19; and changes in tax, environmental and other laws, including court rulings, applicable to Devon’s and WPX’s business. In addition to the foregoing, the COVID-19 pandemic and its related repercussions have created significant volatility, uncertainty and turmoil in the global economy and Devon’s and WPX’s industry. This turmoil has included an unprecedented supply-and-demand imbalance for oil and other commodities, resulting in a swift and material decline in commodity prices in early 2020. Devon’s and WPX’s future actual results could differ materially from the forward-looking statements in this communication due to the COVID-19 pandemic and related impacts, including, by, among other things: contributing to a sustained or further deterioration in commodity prices; causing takeaway capacity constraints for production, resulting in further production shut-ins and additional downward pressure on impacted regional pricing differentials; limiting Devon’s and WPX’s ability to access sources of capital due to disruptions in financial markets; increasing the risk of a downgrade from credit rating agencies; exacerbating counterparty credit risks and the risk of supply chain interruptions; and increasing the risk of operational disruptions due to social distancing measures and other changes to business practices. Additional information concerning other risk factors is also contained in Devon’s and WPX’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings. Many of these risks, uncertainties and assumptions are beyond Devon’s or WPX’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per share of Devon or WPX for the current or any future financial years or those of the combined company will necessarily match or exceed the historical published earnings per share of Devon or WPX, as applicable. Neither Devon nor WPX gives any assurance (1) that either Devon or WPX will achieve their expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Transaction or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. All subsequent written and oral forward-looking statements concerning Devon, WPX, the Proposed Transaction, the combined company or other matters and attributable to Devon or WPX or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Devon and WPX assume no duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.